UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CIM INCOME NAV, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

Attention INAV Shareholder:

Please Vote!

CIM

www.proxydocs.com/INAV

We encourage you to cast your vote promptly!

Two Easy Steps

1

Read the Enclosed Materials

Enclosed are the following materials for the INAV Annual Meeting:

- Notice of the INAV Annual Meeting
- Proxy card for each account you hold
- Proxy Statement describing the proposals to be voted on at the meeting

The annual meeting will take place virtually on December 17, 2020.
Visit www.proxydocs.com/INAV for meeting details.

2

Cast Your Vote

Please cast votes for all of your accounts.

Online
Visit **www.proxydocs.com/INAV** and follow the instructions to cast your vote.
Your control number is located on the proxy card.

By Phone
Please refer to the proxy card for your control number and calling instructions before dialing: **1.855.946.3553.**

By Mail
Using the enclosed proxy card, cast your vote on the proposals, sign and date in black or blue ink, and return the card in the postage-paid envelope provided.
In cases of joint ownership, all parties must sign.

If you vote online or by phone, please DO NOT mail back the proxy card.

If you have any questions or need assistance with completing your proxy card, please call our proxy solicitor, Mediant, toll-free at 1.844.280.5347 or CIM Shareholder Relations at 1.866.907.2653.

Your vote is very important! We appreciate your participation and support.

CIM

2398 East Camelback Road, 4th Floor, Phoenix, Arizona 85016 | 866.341.2653 | www.cimgroup.com
Securities Distributed By Affiliate Broker/Dealer: CCO Capital, LLC, Member FINRA/SIPC | ©2020 CCO Group

2020 Initial Proxy Call Scripts

INAV

“Hi, this is Nathan DeBacker, the Chief Financial Officer of CIM Income NAV, with an important message regarding your investment.

As a shareholder, you’ll receive a mailing in the coming days requesting your vote on important proposals. We strongly encourage you to cast your vote as soon as you receive the materials. If you vote immediately, you’ll help minimize the cost of outreach and you won’t receive any additional calls or mailings regarding the proposals.

The materials you’ll receive will include detailed information about the proposals, as well as easy instructions on how to vote by mail, by phone, or online. Your vote is very important no matter how many shares you have, and we cannot make these important changes without your participation.

We very much appreciate your prompt attention to this matter.
Thank you, and take care.”

Attention INAV Shareholder:

Time is Running Out!

CIM

www.proxydocs.com/INAV

Please cast your vote today!

Two Easy Steps

1 Review the Proxy Information

Visit www.proxydocs.com/INAV or reference the materials you received by mail:

- Notice of the INAV Annual Meeting
- Proxy card for each account you hold
- Proxy Statement describing the proposals to be voted on at the meeting

The annual meeting will take place virtually on December 17, 2020.
Visit www.proxydocs.com/INAV for meeting details.

2 Cast Your Vote

Please cast votes for all of your accounts.

Online
Visit **www.proxydocs.com/INAV** and follow the instructions to cast your vote.
Your control number is located on the proxy card.

By Phone
Please refer to the proxy card for your control number and calling instructions before dialing: **1.855.946.3553**.

If you have any questions or need assistance with completing your proxy card, please call our proxy solicitor, Mediant, toll-free at 1.844.280.5347 or CIM Shareholder Relations at 1.866.907.2653.

Your vote is very important! We appreciate your participation and support.

CIM

2398 East Camelback Road, 4th Floor, Phoenix, Arizona 85016 | 866.341.2653 | www.cimgroup.com
Securities Distributed By Affiliate Broker/Dealer: CCO Capital, LLC, Member FINRA/SIPC | ©2020 CCO Group

Attention INAV Shareholder:

Vote Today!

CIM

www.proxydocs.com/INAV

Your vote is still needed!

Two Easy Steps

1

Review the Proxy Information

Visit www.proxydocs.com/INAV or reference the materials you received by mail:

- Notice of the INAV Annual Meeting
- Proxy card for each account you hold
- Proxy Statement describing the proposals to be voted on at the meeting

The annual meeting will take place virtually on December 17, 2020.
Visit www.proxydocs.com/INAV for meeting details.

2

Cast Your Vote

Please cast votes for all of your accounts.

Online
Visit **www.proxydocs.com/INAV** and follow the instructions to cast your vote.
Your control number is located on the proxy card.

By Phone
Please refer to the proxy card for your control number and calling instructions before dialing: **1.855.946.3553**.

By Mail
Using the enclosed proxy card, cast your vote on the proposals, sign and date in black or blue ink, and return the card in the postage-paid envelope provided.
In cases of joint ownership, all parties must sign.

If you vote online or by phone, please DO NOT mail back the proxy card.

If you have any questions or need assistance with completing your proxy card, please call our proxy solicitor, Mediant, toll-free at 1.844.280.5347 or CIM Shareholder Relations at 1.866.907.2653.

Your vote is very important! We appreciate your participation and support.

CIM

2398 East Camelback Road, 4th Floor, Phoenix, Arizona 85016 | 866.341.2653 | www.cimgroup.com
Securities Distributed By Affiliate Broker/Dealer: CCO Capital, LLC, Member FINRA/SIPC | ©2020 CCO Group